Loans and obligations	12 Months Ended
Dec. 31, 2022
Loans And Obligations [Abstract]
Loans and obligations
14	Loans and obligations

	12/31/2022	12/31/2021

Commercial Notes (i)	83,212	—
Consideration payable (ii)	43,579	—
Contingent consideration (iii)	48,499	—

	175,290	—

Current	13,168	—
Non-current	162,122	—

(i)	Commercial Notes
On August 15, 2022, Vinci Soluções de Investimentos Ltda,. a subsidiary of Vinci, issued 80,000 commercial notes in the total amount of R$ 80,000 (R$ 1,000.00 reais for each commercial note). The commercial notes will be subject to public distribution 90 days after de issuing date. The main characteristics of the financial instrument are indicated below:
Term and expiration date: 5 (five) years, ending on August 15, 2027.
Interest rate: 100% of the daily rates of interbank deposits (“DI”) plus a spread of 2.15% on annually basis.
Amortization: On semi-annually basis, beginning on February 15, 2023.
Commercial Notes comprises a financial liability evaluated at amortized cost. Interest expense is calculated using the effective interest method and is recognized in profit or loss as part of financial expense.
Accordingly, to the terms of the agreement, the Group is committed to be compliant with financial covenants, on an annual basis and beginning on December 31, 2022. The entity was in compliance with the covenants as of December 31, 2022.
The following table presents the changes in the Commercial Notes up the period ended December 31, 2022:

Face value of the notes issued	80,000
(-) Transaction costs	(974)
Interest expense	4,186

Closing balance December 31, 2022	83,212
Current	13,168
Non-current	70,044

(ii)	Consideration payable
Accordingly, to Note 7(a), Vinci acquired SPS Capital Gestão de Recursos Ltda on August 16, 2022. As part of the deal, Vinci assumed a financial obligation to be paid in the second anniversary of the closing date. The amount as at December 31, 2022 is R$ 43,579.

Consideration payable is financial liability evaluated at amortized cost. Interest expense is calculated using the effective interest method and is recognized in profit or loss as part of financial expense.

(iii)	Contingent consideration
Vinci shall pay an additional consideration in VINP’s Class A shares through an earnout structure to be paid in 2027, up to a maximum number of 1.7 million shares, subject to the achievement of certain fundraising and incremental management fee revenue targets. The amount reflects the fair value of the obligation, based on the terms of the purchase agreement and how the current economic environment is likely to impact it, accordingly to Vinci’s best estimative. Changes in fair value of the contingent consideration that qualify as measurement period adjustments are adjusted retrospectively, with corresponding adjustments against goodwill.
On December 31, 2022 Vinci revaluated the fair value of the obligation based on the economic conditions at the year end, resulting in a decrease of the contingent consideration fair value. The variation was recognized as an income in the financial result in the amount of R$ 13,971.